Exhibit 99.1

KIROMIC BIOPHARMA, INC.

CHARTER OF THE DISCLOSURE COMMITTEE

Adopted as of January 10, 2022

This Disclosure Committee Charter (the “Charter”) has been adopted by Kiromic BioPharma, Inc. (the “Company”).  From time to time, the Disclosure Committee (the “Committee”) shall review and reassess this Charter and recommend any proposed changes to the Audit Committee of the Board of Directors (the “Audit Committee”) for approval.

I.Purpose

It is the Company’s policy that all corporate disclosures made by the Company to its security holders, the Securities and Exchange Commission (“SEC”) and/or the broader investment community (i) shall be accurate and complete, and (ii) to the extent applicable, shall fairly present, in all material respects, the Company’s financial condition, results of operations and cash flows, and (iii) shall be made on a timely basis in accordance with all applicable requirements of (A) the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations promulgated thereunder, (B) the Securities Act of 1933, as amended (the “Securities Act”) and the rules and regulations promulgated thereunder, (C) the Nasdaq Stock Market or such other stock exchange on which the Company’s securities may be traded, and (D) any other applicable laws or legal requirements.

II.	Membership
A.	The Company’s Disclosure Committee (the “Committee”) shall initially consist of the following persons: (i) the Chief Executive Officer (the “CEO”); (ii) the executive in charge of overseeing submissions and other communications of any material nature to or with the Federal Drug Administration (the “FDA”); (iii) the Chief Financial Officer (the “CFO”); (iv) the General Counsel, if any; (v) the Controller; (vi) the executive in charge of managing investor relations and (vii) such other employees as the Committee Chair, as defined below, may invite from time to time. Such members may be replaced, or new members may be added on a permanent or ad hoc basis given the need for specific expertise, at any time and from time to time.
B.	The Committee may from time to time designate two or more Committee members, (i) at least one of whom shall be knowledgeable of and experienced in SEC reporting requirements and SEC reporting, (ii) at least one of whom shall be knowledgeable as to the Company’s internal controls and (iii) at least one of whom shall be knowledgeable about FDA process and related disclosure matters, who can, acting together approve Disclosure Statements (as defined below) (other than periodic reports, as defined below) when time does not permit the full Committee to meet.
III.	Meetings of Committee
A.	The Committee will be chaired by the CFO (the “Committee Chair”). The Committee Chair shall be responsible for scheduling and presiding over meetings and preparing agendas.
B.	The Committee shall meet from time to time, as frequently as necessary (but no less frequently than quarterly) to fulfill the Committee’s responsibilities set forth in this Charter, taking into account changes in and developments with respect to, among other things, the Company’s business, operations, management, organizational matters, regulatory matters, clinical trials, financial matters, financings, mergers and acquisitions activities, material contracts and other significant matters, and any change in economic or industry conditions.

KIROMIC CONFIDENTIAL INFORMATION

IV.	Responsibilities

In carrying out its responsibilities, the Committee believes that the policies and procedures provided in this Charter should remain flexible, in order to react best to changing business, accounting and regulatory requirements. To fulfill its responsibilities and duties, the Committee shall be responsible for:

A.	Considering information to be disclosed to the Company’s security holders, the SEC, and the broader investment community and assessing applicable disclosure obligations and the scope of disclosure on a timely basis.
B.	Designing and establishing disclosure controls and procedures, which may include procedures currently used by the Company, to ensure that (i) information required by the Company to be disclosed to the SEC and other information that the Company will disclose to its security holders or the investment community is recorded, processed, summarized and reported accurately and on a timely basis; and (ii) information is accumulated and communicated within the Committee, as appropriate to allow timely decisions regarding such required disclosure (“Disclosure Controls”).
C.	Monitoring the integrity, design and effectiveness of the Disclosure Controls.
D.	Monitoring the Company’s public financial disclosure, including assessing the accuracy and completeness of the Company’s Annual Report on Form 10-K and each Quarterly Report on Form 10-Q (collectively, the “periodic reports”), as well as news releases reporting financial information and performance.
E.	Assisting, as needed, in the process of determining whether Company information constitutes material information.
F.	Overseeing the process and timing for public dissemination of material information, including approving the Company’s quarterly earnings releases.
G.	Supervising procedures to support the Company’s CEO and CFO certification processes made in connection with the Company’s periodic reports.
H.	Reviewing and monitoring of the preparation and timing of the Company’s (i) periodic reports and current reports, proxy statements, information statements, registration statements and any other information filed with the SEC; (ii) press releases, including without limitation those containing financial information, earnings guidance, information about material acquisitions or dispositions, information about clinical trials, manufacturing or regulatory matters, or other information material to the Company’s security holders (iii) correspondence containing financial information broadly disseminated to security holders; (iv) presentations to rating agencies and lenders; (v) financial information displayed on the Company’s corporate/investor relations website or through social media channels, and (vi) analyst or investor presentations and presentations to be used at industry conferences, (collectively, the “Disclosure Statements”).
I.	Reviewing prior Disclosure Statements for possible updates or corrections.
J.	Discussing all relevant information with respect to the Committee’s proceedings, and the preparation of the Disclosure Statements.
K.	Forming positions, including seeking technical expertise as needed, as it related to various communications with security holders, analysts, the investment community, rating agencies and other third parties, and pre-clearance of investor meetings and presentations.

L.	The Committee and/or certain members of senior management shall provide certifications as may be requested by the Committee Chair in connection with the filing of the Company’s periodic reports with the SEC.

The Company’s Board of Directors shall, to the extent appropriate, direct the Company’s executive officers to, apprise the Committee of all material changes and developments with respect to the Company and its business so that the Committee shall have access to the information that it will need to fulfill its obligations pursuant to this Charter, including determining the appropriateness and timing for public release of material information and determining whether, or to what extent, certain information should remain confidential. As a general matter, the Committee is not responsible for generating forecasts or plans and may rely on the information provided to it by the Company’s Board or appropriate officers, as applicable, to be accurate.

In discharging its duties, the Committee shall have full access to all Company books, records, facilities, and personnel.

V.	Other Responsibilities

The Committee shall have such other responsibilities, consistent with the Committee’s purpose, as the Committee Chair may assign to it from time to time.

VI.	Interpretation

Questions regarding, or requests for interpretation of, this Charter, or questions regarding the Committee’s responsibilities or Disclosure Controls shall by determined by the Committee Chair, with recommendations made by the Committee as appropriate.